                                                                      Exhibit 99


Refer to:   Ronald Jasper
            Director, Investor Relations
            (201) 847-7160


                 BD ANNOUNCES RESULTS FOR THIRD FISCAL QUARTER

              SAFETY AND BIOSCIENCES SALES ADD TO TOP LINE GROWTH

     Franklin Lakes, NJ (July 20, 2000) - BD (Becton, Dickinson and Company) (NYSE:BDX) announced today diluted earnings per share of $.43 for its third fiscal quarter which ended June 30, 2000. Earnings per share included a gain on the sale of an equity investment offset, in part, by charges related to the acquisition of in-process research and development and the write-down of an asset held for sale. The net favorable impact of these items was $.03. Foreign currency translation reduced the quarter's earnings by an estimated $.03 primarily as a result of the weak Euro versus a year ago. Excluding the gain and charges noted above, earnings per share for the third quarter were $.40, or $.43 on a foreign currency neutral basis ("FX-neutral"). Third quarter 1999 earnings per share were $.12, or $.38 after excluding the effects of special and other charges, as described in the Company's 1999 Annual Report on Form 10K.

     Reported revenues for the quarter were $914 million, an increase of 5 percent over last year, or 8 percent on an FX-neutral basis.

     Edward J. Ludwig, President and Chief Executive Officer, said: "Top line growth was led by revenues from our advanced protection (safety-engineered) devices and sales contributions from recent Biosciences segment acquisitions. Customer conversions to advanced protection devices continue to accelerate based on recently updated Federal OSHA regulations and legislation enacted in a growing number of key states. In Biosciences, the recent acquisition of Clontech Laboratories, Inc. is contributing significantly to the growth of our flow cytometry sales. We remain committed to building these franchises and delivering results consistent with our expectations."

     By business segment, Medical Systems segment revenues grew 7 percent for the quarter on an FX-neutral basis to $512 million, led by sales of advanced protection devices and pre-fillable syringes which continue to show strong growth. Preanalytical Solutions segment revenues grew 3 percent for the quarter on an FX-neutral basis to $133 million. Shifts in inventory levels by a key distributor during the quarter resulted in lower reported Preanalytical Solutions sales. End-user demand for Preanalytical Solutions products remains
strong, led by sales of advanced protection devices.   Preanalytical Solution
sales are expected to return, on an FX-neutral basis, to approximately 10 percent in the fourth quarter. Biosciences segment revenues of $269 million grew 12 percent for the quarter on an FX-neutral basis, which reflects sales from the Clontech acquisition in late 1999.

     By geographic area, revenues inside the United States were $481 million, 7 percent higher than a year earlier, while revenues outside the United States grew 8 percent, FX-neutral, to $433 million. Strong growth was experienced in Latin America and Asia.

                               Nine-Month Results
                               ------------------

     For the nine-month period ended June 30, 2000, revenues were $2.698 billion, a 7 percent increase over $2.516 billion a year ago. Excluding the unfavorable foreign currency translation that reduced revenues by an estimated $53 million for the nine-month period, revenues grew 9 percent over the prior year. Medical Systems revenues for the nine-month period were $1.464 billion, Preanalytical Solutions revenues totaled $404 million, and Biosciences revenues were $830 million.



                                    *   *  *


        This press release may contain certain forward-looking statements (as defined under Federal securities laws) regarding the Company's performance, including future revenues, products and income, or events or developments that the Company expects to occur or anticipates occurring in the future. All such statements are based upon current expectations of the Company and involve a number of business risks and uncertainties. Actual results could vary materially from anticipated results described in any forward-looking statement. Factors that could cause actual results to vary materially from any forward-looking statement include, but are not limited to, competitive factors, changes in regional, national or foreign economic conditions, changes in interest or foreign currency exchange rates, delays in product introductions, and changes in health care or other governmental regulation, as well as other factors discussed herein and in the Company's filings with the Securities and Exchange Commission.

                  -  Selected Financial Schedules follow   -


                                    # # # #

BECTON DICKINSON AND COMPANY
CONSOLIDATED INCOME STATEMENTS
(Unaudited; Amounts in thousands, except per-share data)

                                                           Three Months Ended June 30,
                                                      2000                    1999        % Change
------------------------------------------------------------------------------------------------------
REVENUES                                     $       914,140   $      873,002            4.7

Cost of products sold                                453,838          461,323           (1.6)
Selling and administrative                           248,773          231,924            7.3
Research and development                              60,202           50,694           18.8
Special charges                                            -           75,553             NM
---------------------------------------------------------------------------------------------
TOTAL OPERATING COSTS
     AND EXPENSES                                    762,813          819,494           (6.9)
---------------------------------------------------------------------------------------------

OPERATING INCOME                                     151,327           53,508          NM

Interest expense, net                                (17,564)         (16,877)           4.1
Other income (expense), net                           27,745           (1,267)         NM
---------------------------------------------------------------------------------------------

INCOME BEFORE
     INCOME TAXES                                    161,508           35,364          NM

Income tax provision                                  47,090            2,240          NM
---------------------------------------------------------------------------------------------

NET INCOME                                   $       114,418   $       33,124          NM
---------------------------------------------------------------------------------------------

EARNINGS PER SHARE

     Basic                                   $          0.45   $         0.13          NM
     Diluted                                 $          0.43   $         0.12          NM
---------------------------------------------------------------------------------------------

AVERAGE SHARES OUTSTANDING

     Basic                                           252,904          250,075
     Diluted                                         263,659          265,072
---------------------------------------------------------------------------------------------

NM - Not Meaningful

BECTON DICKINSON AND COMPANY
CONSOLIDATED INCOME STATEMENTS
(Unaudited; Amounts in thousands, except per-share data)

                                                            Nine Months Ended June 30,
                                                      2000                    1999        % Change
------------------------------------------------------------------------------------------------------
REVENUES                                     $     2,698,436   $     2,515,932            7.3

Cost of products sold                              1,377,776         1,276,293            8.0
Selling and administrative                           726,674           688,044            5.6
Research and development                             171,120           167,255            2.3
Special charges                                            -            75,553             NM
----------------------------------------------------------------------------------------------
TOTAL OPERATING COSTS
     AND EXPENSES                                  2,275,570         2,207,145            3.1
----------------------------------------------------------------------------------------------

OPERATING INCOME                                     422,866           308,787           36.9

Interest expense, net                                (60,320)          (53,506)          12.7
Other income, net                                     65,818             1,218          NM
----------------------------------------------------------------------------------------------

INCOME BEFORE
        INCOME TAXES                                 428,364           256,499           67.0

Income tax provision                                 119,481            57,103          NM
----------------------------------------------------------------------------------------------

NET INCOME                                   $       308,883   $       199,396           54.9
----------------------------------------------------------------------------------------------

EARNINGS PER SHARE

     Basic                                   $          1.22   $          0.79           54.4
     Diluted                                 $          1.17   $          0.75           56.0
----------------------------------------------------------------------------------------------

AVERAGE SHARES OUTSTANDING

     Basic                                           252,093           249,213
     Diluted                                         263,192           265,335
----------------------------------------------------------------------------------------------

NM - Not Meaningful

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
(Unaudited; Amounts in thousands)

                                                           Three Months Ended June 30,
                                                      2000                    1999        % Change
                                             ---------------------------------------------------------
MEDICAL SYSTEMS
   United States                             $       249,407   $       237,646            4.9
   International                                     262,775           257,489            2.1
----------------------------------------------------------------------------------------------
TOTAL                                        $       512,182   $       495,135            3.4
----------------------------------------------------------------------------------------------

BIOSCIENCES
   United States                             $       158,932   $       136,292           16.6
   International                                     110,408           108,970            1.3
----------------------------------------------------------------------------------------------
TOTAL                                        $       269,340   $       245,262            9.8
----------------------------------------------------------------------------------------------

PREANALYTICAL SOLUTIONS
   United States                             $        73,062   $        75,678           (3.5)
   International                                      59,556            56,927            4.6
----------------------------------------------------------------------------------------------
TOTAL                                        $       132,618   $       132,605              -
----------------------------------------------------------------------------------------------

TOTAL REVENUES
   United States                             $       481,401   $       449,616            7.1
   International                                     432,739           423,386            2.2
----------------------------------------------------------------------------------------------
TOTAL                                        $       914,140   $       873,002            4.7
----------------------------------------------------------------------------------------------

                                                        Nine Months ended June 30,
                                                  2000                1999         % Change
                                             -------------------------------------------------
MEDICAL SYSTEMS
   United States                             $       688,032   $       656,712            4.8
   International                                     776,085           747,366            3.8
----------------------------------------------------------------------------------------------
TOTAL                                        $     1,464,117   $     1,404,078            4.3
----------------------------------------------------------------------------------------------

BIOSCIENCES
   United States                             $       481,028   $       401,873           19.7
   International                                     349,045           328,993            6.1
----------------------------------------------------------------------------------------------
TOTAL                                        $       830,073   $       730,866           13.6
----------------------------------------------------------------------------------------------

PREANALYTICAL SOLUTIONS
   United States                             $       220,539   $       208,382            5.8
   International                                     183,707           172,606            6.4
----------------------------------------------------------------------------------------------
TOTAL                                        $       404,246   $       380,988            6.1
----------------------------------------------------------------------------------------------

TOTAL REVENUES
   United States                             $     1,389,599   $     1,266,967            9.7
   International                                   1,308,837         1,248,965            4.8
----------------------------------------------------------------------------------------------
TOTAL                                        $     2,698,436   $     2,515,932            7.3
----------------------------------------------------------------------------------------------

BECTON DICKINSON AND COMPANY
SELECTED FINANCIAL INFORMATION
(Unaudited; Amounts in thousands)


CONDENSED                                           June 30,           September 30,
BALANCE SHEETS                                        2000                 1999
---------------------------------------------------------------------------------------
Cash & equivalents                           $        76,940   $       59,932
Trade receivables, net                               753,227          812,544
Inventories                                          706,565          642,533
Other                                                171,294          168,716
------------------------------------------------------------------------------

TOTAL CURRENT ASSETS                               1,708,026        1,683,725
------------------------------------------------------------------------------

Property, plant & equipment, net                   1,538,884        1,431,149
Other                                              1,313,897        1,322,084
------------------------------------------------------------------------------

TOTAL ASSETS                                 $     4,560,807   $    4,436,958
------------------------------------------------------------------------------

Current Liabilities                          $     1,440,418   $    1,329,322
Long-term Liabilities                              1,165,024        1,338,948
Equity                                             1,955,365        1,768,688
------------------------------------------------------------------------------

TOTAL LIABILITIES & EQUITY                   $     4,560,807   $    4,436,958
------------------------------------------------------------------------------

                                                      Nine Months Ended
SELECTED CASH                                              June 30,
FLOW INFORMATION                                  2000               1999
------------------------------------------------------------------------------

Depreciation & amortization                  $       214,755   $      191,250

Cash flow from operating
activities                                           437,095          299,522

Capital expenditures                                (271,296)        (212,098)

Acquisitions of businesses                           (21,047)        (153,247)

Cash flow from investing
activities                                          (285,822)        (471,786)

Cash flow from financing
activities                                          (134,265)         155,997

Net Change in Cash &
Equivalents                                           17,008          (16,267)
------------------------------------------------------------------------------